7

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                      ________________


                          FORM 8-K


                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)November 7, 1997


        DEAN WITTER REALTY INCOME PARTNERSHIP III, L.P.
     (Exact name of registrant as specified in its charter)


           Delaware                    0-18146           13-
3293754
(State or other jurisdiction       Commission (I.R.S. Employer
     of  incorporation)       File Number)    Identification
No.)


  Two World Trade Center, New York, New York             10048
   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code(212) 392-1054


         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to an agreement dated as of October 1, 1997, as amended, the Partnership entered into an agreement with LPC Commercial Services, Inc., an unaffiliated party, to sell the land and building which comprise the Holcomb Woods property for a negotiated sale price of $19,112,500. As permitted by the agreement, LPC Commercial Services, Inc. assigned its rights to purchase the property to W9/LWS Real Estate Limited Partnership.

The closing of the sale took place on November 7, 1997.  The purchase price was paid in cash at closing.  At closing, the
Partnership   received  proceeds  of   approximately   $18.5
million, net of closing costs and other deductions.

Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     (1)  Pro Forma Consolidated Balance Sheet as of July
     31, 1997.

     (2)   Pro  Forma Consolidated Statements of  Operations
     for  the        fiscal year ended October 31, 1996  and
     the nine months ended    July 31, 1997.

(c)  Exhibits

     (2)(a)Purchase and Sale Agreement, dated as of  October
          1,   1997   between  Dean  Witter  Realty   Income
          Partnership III, L.P. as Seller and LPC Commercial
          Services, Inc. as Purchaser.

        (b)First Amendment to Purchase and Sale Agreement dated as of October 15, 1997 between Dean Witter
          Income  Partnership III, L.P. as  Seller  and  LPC
          Commercial Services, Inc. as Purchaser.

        (c)Second Amendment to Purchase and Sale Agreement, dated as of October 27, 1997 between Dean Witter
          Realty Income Partnership III, L.P. as Seller  and
          LPC Commercial Services, Inc. as Purchaser.


                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DEAN WITTER REALTY INCOME
PARTNERSHIP                     III, L.P.

                         By:    Dean Witter Realty Income
Properties                      III, Inc.
                            Managing General Partner




Date:                    November   , 1997   By:  /s/E.
Davisson Hardman, Jr.
                            E. Davisson Hardman, Jr.
                            President

       Dean Witter Realty Income Partnership III, L.P.
            Pro Forma Consolidated Balance Sheet
                     As of July 31, 1997

The following unaudited pro forma balance sheet has been presented as if the Holcomb Woods property was sold as of July 31, 1997. The pro forma adjustments reflect a) the cash proceeds from the sale, b) the elimination of the net carrying value of the property, and c) the elimination of deferred leasing commissions and other assets and liabilities relating to the property sold.


                                       Pro Forma
                            Historical
Adjustments                 Pro Forma

ASSETS

 Cash and cash equivalents  $  3,181,096          $
18,499,148                  $ 21,680,244

 Real estate                  74,997,221
(12,061,291)                  62,935,930

 Investments in joint ventures          24,366,211
-   24,366,211

 Deferred leasing commissions, net         841,542
(416,991)                        424,551

 Other assets                  1,730,668
(188,780)                      1,541,888

                            $105,116,738          $
5,832,086                   $110,948,824


LIABILITIES AND PARTNERS' CAPITAL

 Accounts payable and accrued
  liabilities               $    624,203          $
(154,090)                   $    470,113

 Security Deposits               153,695
(57,315)                          96,380
                                 777,898
(211,405)                        566,493

  Partners' capital          104,338,840
6,043,491                    110,382,331

                            $105,116,738          $
5,832,086                   $110,948,824

       Dean Witter Realty Income Partnership III, L.P.
         Pro Forma Consolidated Statement of Income
             For the year ended October 31, 1996

The following unaudited pro forma consolidated statement of operations has been presented as if the Holcomb Woods property was sold as of the beginning of fiscal year 1996. The pro forma adjustments reflect elimination of rental and other revenues, property operating expenses, depreciation, amortization, and loss on impairment relating to the property sold. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma

Revenues:

 Rental                     $11,897,566
$(2,280,503)                $ 9,617,063
 Equity in earnings of joint venture    3,477,991       -
3,477,991
 Interest and other             823,204
(13,309)                        809.895

                             16,198,761
(2,293,812)                  13,904,949

Expenses:

 Property operating           4,418,272
(645,230)                     3,773,042
 Depreciation                 3,046,695
(715,723)                     2,330,972
 Amortization                   274,820
(147,417)                       127,403
 General and administrative     990,610                  -
990,610
 Losses on impairment of real estate   12,422,872
(7,758,197)                   4,664,675

                             21,153,269
(9,266,567)                  11,886,702


Net income (loss)           $(4,954,508)          $
6,972,755                   $ 2,018,247

Net income (loss) per Unit of
 Limited Partnership interest         $     (8.35)     $
11.75                       $      3.40





       Dean Witter Realty Income Partnership III, L.P.
         Pro Forma Consolidated Statement of Income
           For the nine months ended July 31, 1997

The following unaudited pro forma consolidated statement of operations has been presented as if the Holcomb Woods property was sold as of the beginning of fiscal year 1996. The pro forma adjustments reflect elimination of rental and other revenues, property operating expenses, depreciation, and amortization relating to the property sold. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma

Revenues:

 Rental                     $ 8,155,685
$(1,806,394)                $6,349,291
 Equity in earnings of joint ventures   3,047,319       -
3,047,319
 Interest and other             290,278
(21,939)                       268,339

                             11,493,282
(1,828,333)                  9,664,949

Expenses:

 Property operating           2,593,627
(453,345)                    2,140,282
 Depreciation                 2,388,219
(580,678)                    1,807,541
 Amortization                   237,571
(126,125)                      111,446
 General and administrative     758,408                 -
758,408

                              5,977,825
(1,160,148)                  4,817,677

Net income (loss)           $ 5,515,457           $
(668,185)                   $4,847,272

Net income (loss) per Unit of
 Limited Partnership interest         $      9.47 $
(1.13)                      $     8.34


Exhibit Index for Dean Witter Realty Income Partnership III,
                            L.P.



Exhibit                                           Sequential
  No.      Description                             Page No.

 (2)(a) Purchase and Sale Agreement, dated as of October 1, 1997 between Dean Witter
           Realty Income Partnership III, L.P. as
           Seller and LPC Commercial Services, Inc.
           as Purchaser.

    (b) First Amendment to Purchase and Sale Agreement dated as of October 15, 1997 between Dean
           Witter Realty Income Partnership III, L.P. as
           Seller and LPC Commercial Services, Inc. as
           Purchaser.

     (c)   Second Amendment to Purchase and Sale
           Agreement dated as of October 27, 1997
           between Dean Witter Realty Income Partnership
           III, L.P. as Seller and LPC Commercial
           Services, Inc. as Purchaser.


















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